UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 10, 2023

MEDAVAIL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36533	90-0772394
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
4720 East Cotton Gin Loop, Suite 220,
Phoenix, Arizona
85040
(Address of principal executive office) (Zip Code)
(905) 812-0023
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MDVL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 10, 2023, MedAvail Holdings, Inc. (the "Company") and its subsidiaries MedAvail Pharmacy, Inc., an Arizona corporation, MedAvail, Inc., a Delaware corporation, MedAvail Technologies (US) Inc., a Delaware corporation, and MedAvail Technologies, Inc., a corporation incorporated under the laws of Canada entered into the First Amendment, Consent and Default Waiver to Loan and Security Agreement (the “Loan Amendment and Consent”) with each of Silicon Valley Bank, a California corporation, and an authorized foreign bank under the Bank Act (Canada), and SVB Innovation Credit Fund VIII, L.P., a Delaware limited partnership (together, “SVB”) .

Among other matters, the Loan Amendment and Consent provides SVB’s consent to the sale of certain assets related to the Company’s pharmacy services business pursuant to the previously announced Asset Purchase and Sale Agreement, dated January 20, 2023, entered into by the Company with German Dobson CVS, L.L.C., Garfield Beach CVS, L.L.C., Longs Drug Stores California, L.L.C., Woodward Detroit CVS, L.L.C. and Holiday CVS, L.L.C. (the "Asset Sale"). The Loan Amendment and Consent also provides that upon the closing of the Asset Sale, the Company will pay to SVB a payment of $3,380,000, consisting of a portion of the Final Payment (as defined in the Loan Amendment and Consent) and prepayment of Term Loan Advances (as defined in the Loan Amendment and Consent), with SVB waiving the prepayment premium due on all Term Loan Advances prepaid by the Company prior to February 10, 2023. The Loan Amendment and Consent also provides a waiver of any legal action or enforcement of rights and remedies with respect to the specified defaults enumerated therein.

On February 10, 2023, in connection with the entry into the Loan Amendment and Consent, the Company also issued warrants (the “Warrants”) to SVB for the purchase of up to an aggregate of 200,366 shares of Common Stock at a per share exercise price of $0.3274, with an expiration date of February 10, 2035. The number of shares and the exercise price are subject to adjustment as set forth in the Warrants.

The foregoing description of the material terms of the Loan Amendment and Consent and the Warrants are qualified in their entireties by reference to the full texts of the terms and conditions of such agreements, which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1
First Amendment, Consent and Default Waiver to Loan and Security Agreement dated February 10, 2023, by and among MedAvail Holdings, Inc., MedAvail Pharmacy, Inc., MedAvail, Inc., MedAvail Technologies (US) Inc., MedAvail Technologies, Inc., Silicon Valley Bank, and SVB Innovation Credit Fund VIII, L.P.

10.2	Warrant to Purchase Stock dated February 10, 2023 issued to Silicon Valley Bank
10.3	Warrant to Purchase Stock dated February 10, 2023 issued to SVB Innovation Credit Fund VIII, L.P.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEDAVAIL HOLDINGS, INC.

Date: February 16, 2023	By:	/s/ Ramona Seabaugh
Ramona Seabaugh Chief Financial Officer